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Exhibit 10.iii

                       FIRST AMENDMENT TO LEASE AGREEMENT

         This First Amendment to Lease Agreement ("Lease Amendment") will become effective upon execution by Lessor and Lessee, and is dated as of the last date shown opposite the signatures of the parties hereto.

         WHEREAS, on February 1, 1988, RUSSELL ACREE, M.D. ("Lessor") entered into a Lease Agreement ("Lease Agreement") with GAMBRO HEALTHCARE RENAL CARE, INC., formerly known as COMMUNITY DLALYSIS CENTERS, INC. ("Lessee") for the leasing of 2,855 square feet of space, known as 203 E. Robinston Street, Adel, Georgia 31620 ("Premises"), for a period of five (5) years, plus one five year option, commencing February 1, 1988, and expiring January 31, 1998; and

         WHEREAS, on 4/15/98 1998, Lessor and Lessee entered into a Lease Extension Agreement extending the term of the Lease Agreement through April 30, 1998, and

         WHEREAS, the Lease Agreement, as modified by the Lease Extension Agreement, shall collectively be referred to herein as the "Lease Agreement"; and

         WHEREAS, Lessor and Lessee wish to amend the terms of the Lease Agreement as set forth below.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the benefits to each party resulting herefrom and for other valuable consideration, the receipt and sufficiency of which are irrevocably and unconditionally hereby acknowledged, the parties hereto, intending to be fully legally bound, agree as follows:

         1. The Lease Agreement between the Lessor and Lessee is hereby extended, commencing on May 1, 1998, and fully terminating on April 30, 2003, unless sooner terminated or extended as provided herein.

         2. If Lessee is not then in default of any provisions of this Lease Agreement, Lessee may renew this Lease Agreement for an additional five (5) year period ("Renewal Option"), commencing immediately upon termination of this the lease term as set forth in Item 1 of this Lease Amendment. This Renewal Option shall be exercised by Lessee by providing written notice to Lessor if its intention to renew, not less than two hundred twenty (220) days prior to the expiration of the base lease term, as extended herein ("Base Lease Term"). The monthly rent payable during the Renewal Option shall be determined by agreement between the Lessee and Lessor not later than one hundred eighty (180) days prior to the expiration of the Base Lease Term. If the Lessee and Lessor have not been able to agree upon a mutually acceptable rent figure for the Renewal Option by the date which shall be one hundred eighty (180) days


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                  prior to the expiration of the Base Lease Term, Lessee may withdraw its notice to renew the Lease Agreement for the Renewal Option, and the Lease Agreement shall expire on April 30, 2003, as if the notice to exercise the Renewal Option had never been given.

         3. The Rent payable for the period May 1, 1998 through April 30, 2003 shall be One Thousand Nine Hundred Thirty and 00/100 Dollars ($1,930.00) per month, with the rent for any period of less than a full month being prorated according to the number of days during the partial month that the Lessee remains in possession of the Premises.

         4. Lessor agrees, at its expense, to have the following work performed at the Premises within __________ (___) days of the date of execution of this Lease Amendment;

                  a. Repaint the exterior of the Premises using the same color scheme as is currently being used for the Premises;
                  b.       Upgrade the landscaping, and remove the tree stump
                           located near the entrance to the Premises;
                  c.       Install decorative shutters on all front windows of
                           the Premises; and d. Reseal all windows and doors located on the exterior of the Premises.

         5. Lessee's address for all purposes under the Lease Agreement is hereby changed to: 1919 Charlotte Avenue, Nashville, Tennessee 37203.

         6. All of the terms, covenants and conditions of the Lease Agreement not modified herein, remain in full force and effect, and shall become a part of this Lease Amendment.

        IN WITNESS WHEREOF, the Lessor and Lessee have executed this Lease Amendment on the day and year shown opposite each party's signature.

                             ACREE INVESTMENTS, LTD.

                                               /s/ Russell Acree
Date: 4-14-98                               _______________________________
                                            Russell Acree, Chief Financial
                                              Officer

Date: 4/30/98                               GAMBRO Healthcare Renal
                                            Care, Inc. (LESSEE)

                                                /s/ Ralph Z. Levy, Jr.
                                            By:____________________________
                                                     Ralph Z. Levy, Jr.
                                            Title: Vice President and General
                                                       Counsel